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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    October 30, 2002


                                ENVIROGEN, INC.
                                ---------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                        0-20404                  22-2899415
      -------------------------------------------------------------------
      (State or Other Jurisdiction    (Commission           (IRS Employer
      of Incorporation)               File Number)    Identification No.)


    4100 Quakerbridge Road
    Princeton Research Center
    Lawrenceville, New Jersey                                    08648
---------------------------------                                -----
 (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code   (609) 936-9300
                                                     --------------


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.        Description

         99.1               Envirogen, Inc. Press Release dated October 30, 2002

ITEM 9.  Regulation FD Disclosure.

         On October 30, 2002, Envirogen, Inc. issued a press release to report its three month and nine month financial results as of the quarter ended September 30, 2002. In the press release, Robert S. Hillas, Envirogen's President and Chief Executive Officer, stated: "Delayed start-ups for new projects and extensions of in process contracts have characterized 2002. Envirogen has reacted to these challenging business conditions with continuous review and adjustments to its operating cost structure. In addition, to preserve our future opportunities in light of current uncertainties as to when customers will more freely release projects for execution, Envirogen is currently engaged in reviewing strategic alternatives."

         Statements made in Envirogen's press release and in this Report related to future revenues and prospects for Envirogen are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Additional economic, competitive, governmental, technological, marketing and other factors identified in Envirogen's filings with the Securities and Exchange Commission could affect such results.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 30, 2002                        ENVIROGEN, INC.

                                        By: /s/  Robert S. Hillas
                                           -------------------------------------
                                           Robert S. Hillas
                                           President and Chief Executive Officer

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                                 Exhibit Index

Exhibit No.                Description

99.1                       Envirogen, Inc. Press Release dated October 30, 2002.